EXHIBIT 31.2

Certification of Chief Financial Officer

RULE 13a-14(a)/15d-14(a) CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mihir Shah, certify that:

1.	I have reviewed this Amendment No. 1 on Annual Report on Form 10-K for the period ended December 31, 2023 of The Oncology Institute, Inc.; and
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 22, 2024

/s/ Mihir Shah
Mihir Shah Chief Financial Officer